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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Janus Capital Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 22, 2006

Dear Shareholder:

              We cordially invite you to attend the Annual Meeting of Shareholders of Janus Capital Group Inc., which will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, on Tuesday, April 25, 2006, at 10:00 a.m.

              At the meeting, you will be asked to vote on proposals to elect three directors, ratify the appointment of our independent accounting firm and consider other business as may properly come before the meeting.

              Enclosed is a notice of the Annual Meeting, the Proxy Statement and proxy card along with a copy of our Annual Report for the 2005 fiscal year.

              We encourage you to read the enclosed Proxy Statement and vote promptly. If you attend the Annual Meeting, you may vote in person even if you previously voted by proxy. Thank you for your interest and support.

                      Sincerely,

                      Steven L. Scheid
                       Chairman of the Board

JANUS CAPITAL GROUP INC.
151 Detroit Street
Denver, Colorado 80206

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

              The Annual Meeting of Shareholders of Janus Capital Group Inc. will be held at the JW Marriott, 150 Clayton Lane, Denver, Colorado, on Tuesday, April 25, 2006, at 10:00 a.m., to:

  1.
  Elect three directors to the Board of Directors for three-year terms;

  2.
  Ratify the appointment of Deloitte & Touche LLP as our independent auditors; and

  3.
  Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

              The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting was the close of business on February 27, 2006. The accompanying Proxy Statement contains additional information regarding the matters to be acted on at the Annual Meeting.

                      By order of the Board of Directors,

                      John H. Bluher
                       Executive Vice President, General Counsel, Chief Public Affairs Officer and Secretary

Denver, Colorado
March 22, 2006

YOUR VOTE IS IMPORTANT. Please complete, sign, and return your proxy card in the enclosed envelope; or if you hold your shares in street name (through a broker or nominee), you may also submit your voting instructions by telephone or the Internet as instructed by such broker or nominee. Even if you think that you will attend the Annual Meeting, we ask you to please return the proxy card.

JANUS CAPITAL GROUP INC.
151 Detroit Street
Denver, Colorado 80206

PROXY STATEMENT

              This Proxy Statement, which was first mailed to shareholders on or about March 22, 2006, is being sent to you in connection with the solicitation of proxies by the Board of Directors of Janus Capital Group Inc. for the Annual Meeting of Shareholders to be held on Tuesday, April 25, 2006, at 10:00 a.m. In this Proxy Statement, we may refer to Janus Capital Group Inc. as the "Company," "Janus," "we," "us" or "our."

Voting Information

  Record date

              The record date for the Annual Meeting was February 27, 2006. You may vote all shares of Janus' common stock that you owned as of the close of business on that date. On February 27, 2006, 215,410,985 shares of common stock were outstanding for purposes of voting at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

  Votes required to conduct business at the Annual Meeting

              We need a majority of the shares of common stock issued and outstanding on February 27, 2006, which are entitled to vote, present in person or by proxy, to conduct business at the Annual Meeting and at any adjournment or postponement.

  Votes required to elect directors and to adopt other proposals

              Under Janus' Bylaws, as recently amended by the Board of Directors, each director in an uncontested election is elected by a majority of votes cast with respect to that director. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. If a current director does not receive a majority of the votes cast, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Nominating and Corporate Governance Committee's recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results.

              The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote is required for the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for 2006.

  How to vote

              You may vote by proxy or in person at the Annual Meeting. You may vote by proxy even if you plan to attend the Annual Meeting.

              Voting by Proxy.    If you hold shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you hold your shares through a securities broker or nominee (that is, in "street name"), you may vote your shares by proxy in the manner prescribed in the voting form provided to you by such broker or nominee. Many brokers and nominees permit proxy voting by telephone and the Internet.

              Voting at the Annual Meeting.    Submitting your proxy prior to the Annual Meeting does not limit your right to vote in person at the Annual Meeting if you should later decide to do so. If you should wish to vote in person at the Annual Meeting, we will pass out written ballots for such purpose as requested; however, if you hold your shares in street name, you must obtain a legal proxy from your broker or nominee and bring it to the Annual Meeting to vote in person at the Annual Meeting.

  Revoking your proxy

              You can revoke your proxy at any time before your shares are voted at the Annual Meeting by (i) delivering a written notice of revocation to the General Counsel and Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206; (ii) completing, signing and timely submitting a new proxy card with a later date; or (iii) voting in person at the Annual Meeting. Merely attending the Annual Meeting will not revoke your proxy.

  Returning your proxy without indicating your vote

              If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted as follows: FOR the election of the nominees for director named below; FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for 2006; and, at the discretion of the person voting the proxy, on any other matter properly brought before the Annual Meeting.

  Voting to abstain

              With regard to the proposals other than the election of directors, you can vote to "abstain." If you vote to "abstain," your shares will be counted as present at the meeting for purposes of that proposal and your vote will have the effect of a vote against the proposal.

  Street name shares may be voted even if you do not submit your proxy or attend the Annual Meeting

              Many shareholders hold stock in street name through a broker-dealer or other nominee. Most broker-dealers are members of the National Association of Securities Dealers, which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Under the rules of the New York Stock Exchange ("NYSE"), NYSE member brokers who do not receive instructions from beneficial owners are entitled to vote on the proposals presented in this Proxy Statement at their discretion. If you do not vote your shares held in street name and your broker does not vote them, those shares will have no affect on the outcome of any matter voted on at the Annual Meeting.

  Other matters to be decided at the Annual Meeting

              All of the matters we knew about as of March 22, 2006, to be brought before the Annual Meeting are described in this Proxy Statement. If any matters were to properly come before the Annual Meeting that are not specifically set forth on your proxy and in this Proxy Statement, the persons appointed by the Company to vote the proxies would vote on such matters at their discretion.

  Postponement or adjournment of the Annual Meeting

              If the Annual Meeting were to be postponed or adjourned, your proxy would still be valid and may be voted at the postponed or adjourned meeting in the manner described in this Proxy Statement. You would still be able to revoke your proxy until it was voted.

  Attendance at the Annual Meeting

              You will need proof of ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of Janus stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting. At the Annual Meeting, representatives of Janus will also confirm your shareholder status.

              Shareholders must also present a form of personal identification in order to be admitted to the Annual Meeting.

              No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

  Special instructions apply for employee plan shares

              Participants in the Employee Stock Ownership Plans ("ESOPs") of the Company and Kansas City Southern ("KCS") are provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the trustee of these ESOPs on how to vote the shares of Janus common stock held on behalf of the participant. The trustee of each ESOP must receive your voting instructions for the common stock allocated to your ESOP account before April 20, 2006. If the trustee does not receive your voting instructions before that date, it will vote those shares as well as any shares held by the respective ESOP that are not allocated to participant accounts, subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, in the same proportion as the votes that it receives for the allocated shares held by the respective ESOP.

              On February 27, 2006, there were 1,782,372 outstanding Janus shares in the Janus 401(k), Profit Sharing and Employee Stock Ownership Plan ("Company ESOP"), and 872,977 outstanding Janus shares in the KCS ESOP.

Cost of Proxy Solicitation

              The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, and Georgeson Shareholder Communications Inc., may solicit your proxy by telephone or other means. The Company will pay Georgeson Shareholder Communications Inc. a fee of $12,000 plus expenses and will reimburse brokers for costs they incur in mailing proxy materials.

PROPOSALS YOU MAY VOTE ON

Proposal No. 1: Election of Directors

              The Company's Board of Directors (the "Board") has nominated Messrs. Michael D. Bills, Landon H. Rowland and Steven L. Scheid for election as directors of the Company for a term ending at the 2009 Annual Meeting. Detailed information about each of the Company's nominees begins on page 5. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate. We expect that each nominee will be able, and will not decline, to serve as a director.

              Each director in an uncontested election is elected by a majority of votes cast with respect to that director. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. If a current director does not receive a majority of the votes cast, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Nominating and Corporate Governance Committee's recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results. Pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL NO. 1.

Proposal No. 2: Ratification of the Selection of Deloitte & Touche LLP as Independent Auditor

              The Audit Committee has recommended, and the Board has approved, the selection of Deloitte & Touche LLP as independent auditors of the Company for fiscal 2006, and is proposing that such selection be ratified by the Company's shareholders. Deloitte & Touche has served as our independent auditors since 2002. Representatives of Deloitte & Touche will attend the Annual Meeting and will be available to answer appropriate questions. They will also have the opportunity to make a statement if they desire to do so.

              Audit services provided by Deloitte & Touche LLP during fiscal years 2004 and 2005 included an audit of the Company's consolidated financial statements, a review of the Company's Annual Report and certain other filings with the Securities and Exchange Commission ("SEC"). In addition, it provided various other services to the Company during fiscal years 2004 and 2005 as described under Proposal No. 2 which begins on page 14.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2, RATIFYING THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR FISCAL 2006.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

              Our Board of Directors currently has ten (10) directors, divided into three classes. Members of each class serve for three-year terms. Shareholders elect one class of directors at each annual meeting.

              The Board has nominated Messrs. Michael D. Bills, Landon H. Rowland, and Steven L. Scheid for election as directors of the Company for a term ending at the 2009 Annual Meeting. Messrs. Bills, Rowland and Scheid are current directors of the Company. Each nominee has indicated to the Company that he would serve if elected. We do not anticipate that any of Messrs. Bills, Rowland and Scheid would be unable to stand for election, but if that were to happen, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Information about Nominees and Other Directors

  Nominees for election to the Board of Directors for a three-year term expiring in 2009

              Michael D. Bills, age 48, has been a director of the Company since March 2004. He has served as the President of Bluestem Asset Management, LLC since he founded the company in 2003. From 2001 to 2003, he served as the Chief Investment Officer for the University of Virginia Investment Management Company. Since 2000 and from 1992 to 1995, he has been a Visiting Scholar at the University of Virginia, McIntire School of Commerce. He has also served as Senior Managing Director of Tiger Management, LLC, a global money management firm from 1986 to 1991 and from 1995 to 1999. He is also a director of Integraph Corporation.

              Landon H. Rowland, age 68, has been a director of the Company since June 2000, and served as Chairman of the Board from June 2000 until January 2004. He served as President and Chief Executive Officer of the Company from June 2000 until December 2002. Mr. Rowland was a director of KCS from May 1983 to May 2004, and was Chairman of the Board of KCS from May 1997 to December 2000, was President of KCS from July 1983 to July 2000, and was Chief Executive Officer of KCS from January 1987 to July 2000.

              Steven L. Scheid, age 52, has been Chairman of the Board of the Company since January 2004, and a director of the Company since December 2002. He was Chief Executive Officer of the Company from April 2004 until the end of 2005. He was vice chairman of The Charles Schwab Corporation and president of the Schwab Retail Group from 2000 to 2002. He also served as the Chief Financial Officer of The Charles Schwab Corporation from 1996 through 1999 and was Chief Executive Officer of Charles Schwab Investment Management from 1998 to 2000. From 2001 to 2002, Mr. Scheid served as the Federal Reserve Bank of San Francisco's representative on the Federal Advisory Council in Washington, D.C., advising the Federal Reserve System on economic, banking and regulatory issues. Mr. Scheid is also a director of The PMI Group, Inc. and Auto Desk, Inc.

The Board of Directors recommends a vote "FOR" the election of each of the above nominees.

  Directors Continuing in Office—Terms Expiring in 2007

              G. Andrew Cox, age 62, has been a director of the Company since October 2002. He has served as an adjunct professor at the Daniels College of Business, University of Denver since 1995. He served as vice president of investments and portfolio manager at Founders Family of Mutual Funds from 1977 to 1988, and as portfolio and security analyst for Berger Associates from 1972 to 1976. Mr. Cox also served as a director of Montgomery Partners and as a trustee of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III from 1989 until 2004.

              James P. Craig, III, age 49, has been a director of the Company since October 2002. He is a principal of Opportunity Capital, a management company serving a charitable trust foundation. He served as vice chairman and chief investment officer of Janus Capital Corporation ("JCC") (the predecessor entity to Janus Capital Management LLC ("JCM"), a direct subsidiary of the Company) from 1995 through September 2000, and as portfolio manager from 1986 through 2000, and as an analyst from 1983 through 1986.

              Deborah R. Gatzek, age 57, has been a director of the Company since March 2004. She is an attorney and mutual fund compliance consultant, and serves on the boards of three non-profit organizations. She served as Chief Counsel, ING Americas, Mutual Fund Practice Group and Broker Dealer Practice Group from 2001 to 2003. She was a partner in Stradley, Ronan, Stevens & Young, a law firm, from 2000 to 2001, and she served as Senior Vice President and General Counsel of Franklin Resources, Inc. from 1983 through 1999.

              Robert T. Parry, age 66, has been a director of the Company since March 2005. He served as President and Chief Executive Officer of the Federal Reserve Bank of San Francisco from 1986 to 2004. He was Chief Economist of Security Pacific Corporation from 1970 to 1986. Mr. Parry is also a director of Countrywide Financial Corporation and PACCAR Inc.

  Directors Continuing in Office—Terms Expiring in 2008

              Paul F. Balser, age 64, has been a director of the Company since June 2000, and served as a lead director from August 2004 to the end of 2005. He has been a partner of Ironwood Partners, LLC of New York, New York, since December 2000 and a partner of Ironwood Manufacturing Fund LP of New York, New York, since July 2003. He was a partner of Generation Partners, L.P. of Greenwich, Connecticut, from August 1995 to September 30, 2004. All are investment firms specializing in privately negotiated equity transactions. He was a partner of Centre Partners, L.P., New York, New York, from September 1986 through July 1995, which also specializes in privately negotiated equity and venture capital investments. Mr. Balser is also a director of Tweedy, Browne Funds Inc., New York, New York, as well as several private companies. Mr. Balser was a director of Carbide/Graphite Group, Inc., Pittsburgh, Pennsylvania, from 1988 until 2002; KSU from 1990 until 2000; DST Systems, Inc. ("DST") from 1982 until 1990; and Scientific Games, Inc. from 1991 through 1999.

              Gary D. Black, age 46, has been Chief Executive Officer of the Company since January 2006, Chief Investment Officer since April 2004, and director since May 2004. He was President of the Company from April 2004 to January 2006. From 2001 until March 2004, he worked for Goldman Sachs Asset Management, most recently as Chief Investment Officer of the global equities business. From 1992 to 2001, he worked for Alliance Bernstein serving as a Senior Research Analyst and later as Executive Vice President and Head, Global Institutional Asset Management.

              Robert Skidelsky, age 67, has been a director of the Company since January 2001. Lord Skidelsky has been the Chairman of The Social Market Foundation, London, England, since 1992 and has served on the Board of the Greater European Fund since February 2005. He has also served as Chair of Political Economy at Warwick University, Coventry, England, since 1990. He is a fellow of the British Academy and an honorary fellow of Jesus College, Oxford University, Oxford, England. He was named to the United Kingdom Parliament's House of Lords in 1991, and from 1998 to 1999 served as Principal Opposition Spokesman on Treasury Affairs, House of Lords.

Board of Directors Independence Determination

              The Board of Directors has established criteria for determining whether a director is independent from management. These criteria, which are included in the governance guidelines and set forth in Appendix A to this Proxy Statement, incorporate the director independence criteria included in the NYSE corporate governance listing standards (the "NYSE Listing Standards"). Based on questionnaires completed by each director, the Board has reviewed all relationships between each director and any member of his or her immediate family and the Company. Based on this review and the definition of independence in the Company's corporate governance guidelines, the Board has affirmatively determined that it is currently composed of a majority of independent directors, and that the following directors are independent and have no material relationships with the Company (other than being a director and shareholder): Paul F. Balser, Michael D. Bills, G. Andrew Cox, James P. Craig, Deborah R. Gatzek, Robert T. Parry, Landon H. Rowland and Robert Skidelsky. In addition, all members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent.

Board of Directors Meetings and Committees

              The Board of Directors met fourteen (14) times during the 2005 fiscal year. Each incumbent director attended at least seventy-five percent (75%) of the aggregate of (i) the total number of meetings in 2005 of the Board of Directors (held during the period that he or she was a director) and (ii) the total number of meetings in 2005 of all committees of the Board on which he or she served (held during the period during which he or she was a director).

              The Board will consider the rotation of a Chairperson after he or she has served in such capacity for a three-year term.

  The Board's current standing committees include the following:

                Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of five independent directors appointed by the Board to serve one-year terms. The members of this Committee are Paul F. Balser, Michael D. Bills, G. Andrew Cox, Robert T. Parry and Robert Skidelsky, each of whom is independent under the standards established by the Board and the NYSE. Mr. Parry is Chairman of this Committee. The Committee assists the Board of Directors in promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices. The functions performed by the Committee include (i) identifying individuals qualified to become Board members and recommending the director nominees to the Board for the next annual meeting of shareholders; (ii) reviewing the qualifications and independence of the members of the Board and various committees on a regular periodic basis; (iii) recommending to the Board corporate governance guidelines and reviewing such guidelines on a regular basis to confirm that such guidelines and the Committee's charter remain consistent with sound corporate governance practices and with any legal, regulatory or NYSE requirements; and (iv) leading the Board in its annual review of the Board's performance. The Nominating and Corporate Governance Committee met three (3) times during the 2005 fiscal year. The Committee operates pursuant to a written charter that was adopted by the Board of Directors and is posted on the Company's Web site (http://ir.janus.com/governance.cfm).

                The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders under the same procedure used for considering nominees recommended by management or other directors. A shareholder who desires to recommend a director-nominee should send a written statement to General Counsel and Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, by December 23, 2006. The written notice should contain (i) proof of shareholder status of the person making the recommendation and a statement regarding the length of time that such person has been a shareholder; (ii) biographical information regarding the nominee of the type required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (iii) a statement explaining the shareholder's basis for recommending the individual for the Committee's consideration. The Committee does not have a formal process for identifying and evaluating director-nominees; however, the Committee generally strives to have each nominee satisfy, at least, the criteria set forth in the corporate governance guidelines. The Committee considers and evaluates the individual background and qualifications of each nominee and the extent to which such background and qualifications might benefit the Company based on the size and composition of the Board at the time.

                Audit Committee.    The Audit Committee consists of three independent directors appointed by the Board to serve one-year terms. The members of the Audit Committee are Paul F. Balser, Deborah R. Gatzek and Robert T. Parry, each of whom is independent under the standards established by the Board, the NYSE and the SEC. Mr. Balser is Chairman of the Audit Committee. The Audit Committee assists the Board in monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditor's qualifications and independence, (iii) the performance of the Company's internal audit function and independent auditors, (iv) the compliance by the Company with legal and regulatory requirements, and (v) the Company's system of disclosure controls and system of internal controls over financial reporting. The Committee has the authority to select and retain (subject to the ratification of the Company's shareholders), and terminate when appropriate, the Company's independent auditor. The Audit Committee is responsible for setting the independent auditor's compensation and overseeing the work of the independent auditor. It also pre-approves all audit services and all permitted non-audited services to be provided by the independent auditor. The Audit Committee oversees the resolution of disagreements between management and the independent auditors in the event that they arise. The Board of Directors has determined that each member of the Audit Committee meets the experience requirements of the NYSE and that Messrs. Balser and Parry qualify as "audit committee financial experts" under the applicable SEC regulations. No member of the Audit Committee serves on an audit committee of more than two other public companies. The Audit Committee met six (6) times during the 2005 fiscal year. The Audit Committee operates pursuant to a written charter that was adopted by the Board and is attached to this Proxy Statement as Exhibit B and is also posted on the Company's Web site (http://ir.janus.com/governance.cfm).

                Compensation Committee.    The Compensation Committee consists of three independent directors appointed by the Board to serve one-year terms. The members of the Compensation Committee are Michael D. Bills, G. Andrew Cox, and Robert Skidelsky, each of whom is independent under the standards established by the Board and the NYSE. Mr. Cox is Chairman of the Compensation Committee. The Compensation Committee is appointed to discharge the Board's responsibility relating to the determination of compensation of the Company's independent directors and certain executive officers, and the review and approval of the compensation policy recommended by management with respect to all other employees. The Compensation Committee has the power to (i) authorize and determine all compensation and compensation plans for the officers and supervisory employees of the Company; (ii) administer the incentive compensation plans of the Company in accordance with the powers and authority granted in such plans; (iii) determine any incentive allowances to be made to officers and staff of the Company; and (iv) determine, subject to ratification of the majority of independent directors, the compensation package for non-executive directors. The Compensation Committee met nine (9) times during the 2005 fiscal year. The Committee operates pursuant to a written charter that was adopted by the Board and is posted on the Company's Web site (http://ir.janus.com/governance.cfm).

Corporate Governance

  Governance Guidelines and Policies

Consistent with the Board's commitment to observing good corporate governance practices, the Board has implemented policies and procedures intended to meet the requirements of the SEC and NYSE rules. As part of the process, the Board has revised and formalized the Company's principles of corporate governance in the form of corporate governance guidelines, reviewed and revised (where appropriate) the charters of the standing committees of the Board, and adopted new policies and practices. The Company's corporate governance guidelines are posted on the Company's Web site (http://ir.janus.com/governance.cfm). The specific policies and guidelines that have been adopted and other actions taken include the following:

              Policies and guidelines:

  •
  At least a majority of the members of the Board are independent (currently eighty percent (80%) are independent members), and all members of the Nominating and Corporate Governance, Audit and Compensation Committees are independent.

  •
  The Board and each committee are required to undertake an annual self-evaluation.

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  No director may serve for more than five terms of three years each.

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  Directors are required to submit a letter of resignation at the first meeting after reaching the age of 72.

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  No director may serve on the Board of more than four public companies other than the Company.

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  No member of the Audit Committee may serve on the audit committee of more than two public companies (in addition to the Company).

  •
  The Board shall consider the rotation of Committee chairs after a chairperson has served for three successive years.

              Other actions taken:

  •
  Each non-executive director is required over the course of several years to acquire and maintain shares of Company common stock with a value (based on the value of the shares at the time of acquisition) equal to five times the annual cash retainer paid to directors for their service on the Board, and the Company imposes a 50% holding requirement on each stock grant to facilitate such requirement.

  •
  At least once every three years, a committee of independent directors will evaluate the Company's shareholder rights plan.

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  Options issued by the Company may not be re-priced without approval of the Company's shareholders.

  Corporate Code of Business Conduct and Officer Code of Ethics

              The Company's Officer Code of Ethics for Principal Executive Officer and Senior Financial Officers (including its chief executive officer, chief financial officer and controller) (the "Officer Code") and Corporate Code of Business Conduct and Ethics for all employees are available on the Company's web site (http://ir.janus.com/governance.cfm). Any future amendments to or waivers of the Officer Code will be posted to the investor relations section of the Janus Web site.

  Executive Sessions of the Board of Directors

              The Board has determined that the non-executive members of the Board shall convene periodic executive sessions at least once per year, and such sessions will consist of those directors who are independent under the standards established by the Board and the NYSE. The purpose of these sessions is to promote open discussion among independent directors and provide an opportunity for the directors to address concerns about the Company, as well as the performance of the Board itself. The Board met in executive session more than once in 2005.

  Director Attendance at Annual Meeting of Shareholders

              The policy of the Board is to encourage directors to attend the annual meeting of shareholders. Ten of the eleven then-incumbent directors attended the 2005 Annual Meeting of the Company's shareholders.

  Shareholder Communication with the Board of Directors

              Shareholders desiring to communicate with the Board, the non-management directors as a group or any other individual members of the Board, including the Chairman of the Board, shall direct their communications to the attention of General Counsel and Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206. All communications received other than commercial solicitations or communications that are frivolous or deemed to be not relevant to corporate matters will be forwarded to the Board or to the relevant Board member.

Director Compensation

              Members of the Board who receive compensation as officers or employees of the Company do not receive any compensation for serving on the Board. Members of the Board who do not receive compensation as officers or employees of the Company receive the following director's compensation:

  •
  an annual retainer of $50,000;

  •
  an additional retainer of $15,000 if the director chairs the Compensation Committee or Nominating and Corporate Governance Committee;

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  an additional retainer of $25,000 if the director chairs the Audit Committee;

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  in-person Board meeting fees of $2,000 per meeting;

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  in-person Committee meeting fees of $1,500 per meeting;

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  telephonic Board meeting fees of $1,000 per meeting;

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  telephonic Committee meeting fees of $750 per meeting; and

  •
  an annual restricted stock grant of immediately vested shares of Janus common stock, valued at approximately $100,000, awarded as soon as administratively practicable following each annual meeting of shareholders.

              In addition:

  •
  a member serving as the lead director receives an additional annual restricted stock grant of immediately vested shares of Janus common stock valued at $35,000;

  •
  upon joining the Board, a member of the Board receives a one-time restricted stock grant of Janus common stock with a three-year vesting schedule, valued at approximately $100,000;

  •
  a non-executive Chairman of the Board is entitled to receive an additional one-time grant of stock options valued at approximately $300,000 that vest over a three-year period; and

  •
  a non-executive Chairman of the Board also receives an additional annual retainer of $250,000, payable in equal quarterly installments.

              Finally, all members of the Board are reimbursed for reasonable travel and lodging expenses in connection with attending Board of Directors and Committee meetings. In connection with reducing the Company's cost for Board travel, the Board limits the reimbursement of expenses related to the use of private aircraft by its Board members and executive officers. A director or officer who elects to use a private aircraft for business travel for Janus will only be reimbursed for the equivalent cost of a fourteen-day advanced business class airline ticket or comparable fare for domestic flights, or the cost of a first class airline ticket for international flights.

              Subject to any deferral under our Amended and Restated Director Deferred Fee Plan, the following chart shows the compensation that each independent director earned for their service in 2005:

	Annual Stock Retainer*	Board Member Retainer	Committee Chair Fees	Board Meeting Fees	Committee Meeting Fees	Special Award	Total Compensation
Paul F. Balser**	$135,000	$50,000	$25,000	$18,000	$16,500	$100,000	$344,500
Michael D. Bills	$100,000	$50,000	-	$20,000	$15,000	-	$185,000
Robert N. Burt ***	$100,000	$50,000	$18,334	$16,000	$15,000	-	$199,334
James P. Craig	$100,000	$50,000	-	$18,000	-	-	$168,000
G. Andrew Cox	$100,000	$50,000	$15,000	$21,000	$15,000	-	$201,000
Deborah R. Gatzek	$100,000	$50,000	-	$20,000	$7,500	-	$177,500
Robert Parry	$100,000	$50,000	$6,250	$14,000	$3,000	-	$173,250
Landon H. Rowland	$100,000	$50,000	-	$20,000	-	-	$170,000
Robert Skidelsky	$100,000	$50,000	-	$17,000	$13,500	-	$180,500
  *
  Stock award is granted immediately following the annual shareholders meeting.
  **
  Mr. Balser received an additional $35,000 of stock as lead director in accordance with the above described director compensation, and the Board also approved a special one-time $100,000 cash award for his extraordinary efforts in 2005 on behalf of the Board.
  ***
  Resigned on October 25, 2005.

Amended and Restated Director Deferred Fee Plan

              Under our Amended and Restated Director Deferred Fee Plan, a director may elect to defer payment of all or any part of the above director fees until his or her service as a director is terminated. All monetary fees deferred under this plan are credited during the deferred period with the gains and losses of certain Janus-affiliated mutual funds elected by the director. All stock fees deferred under this plan are converted into restricted stock units at the time of grant or at the time of vesting. A director's interest in the deferred monetary fees is payable only in cash in a single payment or in installments upon termination of service as a director. Any restricted stock units granted in connection with the deferral of stock fees are paid in the form of Janus common stock upon termination of service as a director. The Director Deferred Fee Plan is intended to comply with Section 409A of the Internal Revenue Code (the "Code"). Paul F. Balser, Michael D. Bills, G. Andrew Cox, Robert T. Parry and Robert Skidelsky elected to participate in this plan during fiscal year 2005.

Legal Proceedings

              For information concerning legal proceedings involving the Company, please see the Company's financial statements, including Item 3 and note 17 to the consolidated financial statements, each in the Company's Annual Report on Form 10-K, filed on March 3, 2006.

              Notwithstanding anything to the contrary set forth in any of Janus' previous filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, that incorporated future filings, including this Proxy Statement, the following sections titled "Audit Committee Report," "Stock Performance Graph" and "Compensation Committee Report on Executive Compensation" shall not be incorporated by reference into any such filings, except to the extent Janus specifically incorporates any of the reports or the performance graphs by reference therein.

AUDIT COMMITTEE REPORT

              The Audit Committee of the Board is responsible for monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditor's qualifications and independence, (iii) the performance of the Company's internal audit function and independent auditors, (iv) the compliance by the Company with legal and regulatory requirements, and (v) the monitoring of the Company's system of disclosure controls and its system of internal controls over financial reporting. The Audit Committee is composed of three independent directors and operates under a written charter adopted and approved by the Board. Each Audit Committee member is independent as defined by NYSE Listing Standards and SEC rules.

              Management has primary responsibility for the financial reporting process, including the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles. Management also has responsibility for establishing and maintaining the Company's system of internal controls over financial reporting, and assessing the effectiveness of those controls annually, as required by Section 404 of the Sarbanes-Oxley Act of 2002. The independent auditors are responsible for auditing the Company's financial statements and management's conclusion that the Company's internal control structure was effective as of December 31, 2005. Our responsibility is to monitor and review these processes. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied on the information provided to it and on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America. The Committee has also relied on the representations of the independent auditors included in their report on the Company's financial statements.

              The Committee held six (6) meetings during 2005. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal auditors and the Company's independent auditors, Deloitte & Touche LLP. The Committee discussed with the Company's internal auditors and independent auditors the overall scope and plans for their respective audits. The Committee met with each of the internal and independent auditors and management separately and as a group to discuss the results of their examinations and their evaluations of the Company's internal controls.

              The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2005, with management of the Company and Deloitte & Touche LLP.

              The Audit Committee also discussed with Deloitte & Touche LLP matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU Sec. 380).

              The Company's independent auditors also provided the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors their independence from the Company. When considering the independence of Deloitte &

Touche LLP, the Audit Committee considered whether the provision by Deloitte & Touche LLP of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence.

              Following our review and these meetings, discussions and reports, and subject to the limitations of our role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2005, be included in the Company's Annual Report on Form 10-K filed with the SEC.

              Members of the Audit Committee

        Paul F. Balser, Chairman
        Deborah R. Gatzek
        Robert T. Parry

PROPOSAL NO. 2 – RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP
AS INDEPENDENT AUDITORS

              The Audit Committee has appointed Deloitte & Touche LLP as independent auditors for the 2006 fiscal year. The Board is proposing that the appointment of Deloitte & Touche LLP be ratified by the shareholders of the Company, consistent with the Audit Committee's charter. Deloitte & Touche LLP will audit our consolidated financial statements for the 2006 fiscal year and perform other services. If the appointment is not ratified by the shareholders of the Company, the Audit Committee will take that into account in determining whether to retain Deloitte & Touche LLP as independent auditors.

Fees Incurred by Company for Deloitte & Touche LLP

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche LLP for fiscal years ending December 31, 2005 and 2004, respectively.

	2005	2004

Audit Fees(1)	$776,000	$756,000
Audit-Related Fees(2)	152,000	203,000
Tax Compliance Fees(3)	348,000	765,000
Tax Consulting Fees	-	-

All Other Fees	-	-

Total	$1,276,000	$1,724,000

(1)
Audit services consisted of the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K, attestation work required by Section 404 of the Sarbanes-Oxley Act of 2002 in order to issue an opinion on management's assessment of the effectiveness of internal controls over financial reporting, reviews of the consolidated financial statements included in its quarterly reports on Form 10-Q and other audit services that are normally provided in connection with statutory or regulatory filings.
(2)
Audit-related fees consisted of financial accounting and SEC reporting consultations, audits of the Company's benefit plans, and other audit services not required by statute or regulation.
(3)
Tax compliance fees are for services rendered based upon facts already in existence or related to transactions that have already occurred. Such services in 2005 and 2004 consisted of federal, state and local income tax return assistance; sales and use, property and other tax return assistance; assistance with tax return filings in certain foreign jurisdictions; requests for technical advice from taxing authorities; assistance with tax audits and appeals; and preparation of expatriate tax returns.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of Deloitte & Touche LLP.

              Audit Committee Pre-Approval Policies and Procedures.    All services performed by Deloitte & Touche LLP after May 2004 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee at its May 2003 meeting, as amended at its meeting in November 2003. This policy describes the permitted audit, audit-related, tax and other services (collectively, the "Disclosure Categories") that the Company's independent auditors may perform. The policy requires that a description of the services expected to be performed by the Company's independent auditors in each of the Disclosure Categories be presented to the Audit Committee for approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

              In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally approves a narrow range of fees associated with each proposed service. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship, while permitting the Company to receive immediate assistance from the independent auditor when time is of the essence.

              At each meeting, the Audit Committee reviews the status of services and fees incurred year-to-date against the original pre-approved services and the forecast of remaining services and fees for the fiscal year.

              Attendance at Annual Meeting.    A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting with the opportunity to make a statement and to answer shareholders' appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

STOCK PERFORMANCE GRAPH

              The following graph illustrates the cumulative total shareholder return (rounded to the nearest whole dollar) of our common stock during the period beginning December 29, 2000 (the first date of trading of our common stock in conjunction with the spin-off from KCS), through December 30, 2005, and compares it to the cumulative total return on the Standard & Poor's ("S&P") 500 Index and the S&P Diversified Financial Services Index. The comparison assumes a $100 investment on December 29, 2000, in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. This table is not intended to forecast future performance of our common stock.

Janus Capital Group Inc.
December 29, 2000 - December 30, 2005

Notes:	The S&P 500/Diversified Financials is an index prepared by Standard & Poor's Corporation, an independent company.

The S&P 500 Index (SPX) is an index prepared by Standard and Poor's Corporation. The S&P 500 Index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, on the American Stock Exchange and in the over-the-counter market.

STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners and Management

              The table below sets forth information regarding beneficial ownership of our outstanding common stock as of February 27, 2006, by (i)  beneficial owners of more than five percent (5%) of our outstanding common stock that have publicly disclosed their ownership, (ii) each named executive officer and each member of our Board, and (iii) all of our officers and directors as a group. The Company has no knowledge of any arrangement that would at a subsequent date result in a change in control of the Company.

	Shares of Common Stock Beneficially Owned (1)
Name	Number		Percentage
Ariel Capital Management, LLC	31,219,045	(2)	14.49%
FMR Corp.	20,347,202	(3)	9.45%
Blum Capital Partners, L.P.	14,910,800	(4)	6.92%
Highfields Capital Management LP and certain affiliates	14,428,481	(5)	6.70%
T. Rowe Price Associates, Inc.	13,739,732	(6)	6.38%
Steven L. Scheid Chairman of the Board of Directors	374,428	(7)	*
Paul F. Balser Director	174,658	(8)	*
Robin C. Beery Executive Vice President, Chief Marketing Officer	165,390	(7)	*
Michael D. Bills Director	29,481	(8)	*
Gary D. Black Director, Chief Executive Officer, Chief Investment Officer	1,072,590	(7)	*
John H. Bluher Executive Vice President, General Counsel, Chief Public Affairs Officer, Secretary	110,296	(7)	*
G. Andrew Cox Director	41,252	(8)	*
James P. Craig Director	38,548		*
Deborah R. Gatzek Director	25,601	(8)	*
David R. Martin Executive Vice President, Chief Financial Officer	69,455	(7)	*
Girard C. Miller Former Executive Vice President, Chief Operating Officer	82,358	(9)(7)	*
Robert T. Parry Director	26,344	(8)	*
Landon H. Rowland Director	2,717,273	(8)(10)	1.26%
Robert Skidelsky Director	41,888	(8)	*
Loren M. Starr Former Senior Vice President, Chief Financial Officer	326	(7)	*
John Zimmerman Executive Vice President	74,782	(7)	*
All Directors and Executive Officers as a Group (16 Persons) (7)(8)(9)(10)	5,256,896		2.44%

*
Less than 1% of the outstanding shares.

(1)
Ownership is based on the number of shares outstanding as of February 27, 2006, plus any shares that may be acquired upon the exercise of options, restricted stock unit distributions or other convertible securities that are exercisable on February 27, 2006, or will become exercisable within 60 days of that date. Except as noted, the holders have sole voting and dispositive power over the shares.
(2)
Based upon information in its Amendment No. 3 to Schedule 13G filed February 13, 2006. The address of Ariel Capital Management, LLC Inc. is 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.
(3)
Based upon information in its Amendment No. 3 to Schedule 13G filed February 14, 2006. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.
(4)
Based upon information in its Amendment No. 1 to Schedule 13D filed September 6, 2005. The address of Blum Capital Partners, L.P. is 909 Montgomery Street, Suite 400, San Francisco, California 94133.
(5)
Based upon information in its Amendment No. 2 to Schedule 13G filed February 14, 2006. The address of Highfields Capital Management LP is 200 Clarendon Street, Boston, Massachusetts 02117.
(6)
Based upon information in its initial Schedule 13G filed February 14, 2006. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.
(7)
Under applicable law, shares that are held indirectly may also be considered beneficially owned. Such shares included in the amounts shown above are as follows: Mr. Scheid owns 496 shares held in the Company ESOP; Mr. Black owns 822 shares held in the Company ESOP; Ms. Beery owns 6,298 shares held in the Company ESOP; Mr. Bluher owns 326 shares held in the Company ESOP; Mr. Martin owns 326 shares held in the Company ESOP; Mr. Miller owns 1,345 shares held in the Company ESOP; Mr. Starr owns 326 shares held in the Company ESOP; and Mr. Zimmerman owns 689 shares held in the Company ESOP.
(8)
Includes restricted stock units held by certain directors. Such restricted stock units do not have any voting rights, are entitled to dividend equivalents, and will be paid in shares of Company common stock upon termination of service as a director, all in accordance with the Amended and Restated Director Deferred Fee Plan. The restricted stock units included in the amounts shown are as follows: Mr. Balser holds 19,022 units; Mr. Bills holds 21,761 units; Mr. Cox holds 24,668 units; Ms. Gatzek holds 10,484 units; Mr. Parry holds 12,149 units; Mr. Rowland holds 6,613 units; and Lord Skidelsky holds 14,030 units.
(9)
Mr. Miller's stock ownership is based upon information available as of December 30, 2005.
(10)
Mr. Rowland owns 520,000 shares held in two revocable trusts of which he is trustee. Mr. Rowland is also deemed to beneficially own 6,959 shares held by his wife in a revocable trust of which she is trustee.

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than ten percent (10%) of the Company's equity securities to file reports of holdings and transactions in the Company's equity securities with the SEC and the NYSE generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf. Based solely on its review of Section 16 reports prepared by or furnished to the Company, we believe that all Section 16(a) SEC filing requirements applicable to our directors and executive officers for fiscal 2005 were timely met.

EXECUTIVE OFFICERS OF THE COMPANY

              The following is a list of individuals serving as executive officers of the Company as of the date of this Proxy Statement. All executive officers are elected annually and serve at the discretion of the Company's Board of Directors.

Name	Age	Position

Gary D. Black	46	Chief Executive Officer and Chief Investment Officer

David R. Martin	49	Executive Vice President, Chief Financial Officer

Robin C. Beery	38	Executive Vice President and Chief Marketing Officer

John H. Bluher	48	Executive Vice President, General Counsel, Chief Public Affairs Officer and Secretary

Dominic C. Martellaro	44	Executive Vice President

John W. Zimmerman	43	Executive Vice President

Stephen H. Belgrad	43	Senior Vice President and Treasurer

Gregory A. Frost	35	Senior Vice President and Controller

              Gary D. Black's biographical information is included under "Proposal No. 1 – Election of Directors, Directors Continuing in Office – Terms Expiring in 2008" above.

              Robin C. Beery has served as Executive Vice President of the Company since February 2005, and Chief Marketing Officer of the Company since January 2003. She served as Senior Vice President of the Company from August 2003 to January 2005, and as Vice President of the Company from January 2003 to August 2003. She has served as Chief Marketing Officer and Vice President of JCM since April 2002. She previously served as Vice President and Director of Marketing and Communications for JCC from January 1997 to April 2002.

              John H. Bluher has served as Executive Vice President since May 2005, and General Counsel, Chief Public Affairs Officer and Secretary of the Company since August 2004. He served as Senior Vice President of the Company from August 2004 to May 2005. He previously served as General Counsel, Corporate Secretary and Director of Risk Management for Knight Trading Group, Inc. from June 2002 to July 2004. From January 2001 to April 2002, he served as Senior Vice President and Global Chief Compliance Officer at Prudential Securities, Inc., and from October 1997 to January 2001 he served as Executive Vice President and General Counsel for SunAmerica Financial Network, Inc.

              David R. Martin has served as Executive Vice President and Chief Financial Officer of the Company since June 2005. He previously served as Senior Vice President of Finance at Charles Schwab & Co., Inc. from March 1999 to May 2005.

              Dominic C. Martellaro has served as Executive Vice President and Managing Director of Global Advisors for the Company and JCM since February 2005. He served as Senior Vice President of JCM from August 2004 to February 2005. He previously served as Managing Director at Front Point Partners from March 2003 to August 2004, and at Morgan Stanley Investment Management from December 1995 to March 2003.

              John W. Zimmerman has served as Executive Vice President and Managing Director of Janus Institutional Asset Management of the Company and JCM since February 2005. He served as Senior Vice President of the Company and Senior Vice President of Institutional Services of JCM from June 2004 to February 2005. He previously served as Managing Director of the Institutional Client Service Group from June 2003 to June 2004, and as Managing Director of Banc of America Capital Management from January 2000 to May 2004.

              Stephen H. Belgrad has served as Senior Vice President of the Company since February 2005 and as Treasurer since January 2004. He previously served as Vice President of the Company from January 2004 to January 2005. He served as Vice President of Finance and Strategy for JCM from May 2003 until February 2005. He previously served as Executive Director, Financial Institutions Group, at Morgan Stanley & Co. from 1998 to April 2003.

              Gregory A. Frost has served as Senior Vice President of the Company since February 2005, and Controller since January 2003, and for JCM (and JCC prior to the formation of JCM) since January 2002. He previously served as Vice President of the Company from January 2003 to January 2005, and served as Controller and Assistant Treasurer for JCC from December 1997 to December 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

              The Compensation Committee of the Board (the "Committee") is primarily responsible for reviewing, approving and overseeing Janus' compensation plans and practices, and works with management and the Committee's independent consultant to establish Janus' executive compensation philosophy and programs. The Committee is composed entirely of independent directors, as defined under our Corporate Governance Guidelines and the NYSE Listing Standards. The members of the Committee at the end of the 2005 fiscal year were G. Andrew Cox, Michael D. Bills and Robert Skidelsky.

The Committee's Overall Executive Compensation Philosophy

              The compensation programs established by the Committee are designed to attract, motivate and retain highly qualified executives and senior professionals who are critical to Janus' long-term success. The Committee's philosophy is that the total compensation should vary with Janus' performance in achieving annual financial and non-financial objectives and that there should be substantial incentives for consistently strong, long-term performance. The Committee includes a significant equity component in total compensation as well as ownership guidelines because the Committee believes that equity-based compensation aligns the long-term interests of executives with those of Company shareholders.

              The Committee utilizes the expertise and advice of an independent compensation consultant specializing in the financial services sector who provides market data and trends concerning compensation levels and practices of relevant competitors. Market information focuses on compensation in investment asset management companies, mutual fund and other financial services firms. Where appropriate, compensation market data is adjusted to reflect compensation levels at companies similar in size or other relevant characteristics. The Committee believes this broad sampling of financial-related companies provides a reliable representation of the labor market for Janus executives.

              The Company primarily approaches their objectives through three compensation components:

  •
  Base Salary:    The Committee determines base salaries for executives based on competitive market practices, individual contribution and performance, and level of responsibility.

  •
  Annual Incentive Bonus:    In addition to competitive base salaries, Janus provides its executives with the opportunity to earn annual incentive bonuses based on a combination of individual contribution and corporate performance. Actual awards can vary significantly with both individual and Janus performance.

  •
  Long-Term Incentive Compensation:    A key component of the Committee's strategy is to make stock-based or mutual fund-based incentives a significant portion of the total compensation opportunity, either through stock options, restricted stock or cash-deferred awards based on the performance of Janus mutual funds ("Janus mutual fund units").

The Executive Compensation Program – Base, Bonus and Long-Term Incentives

              Among the executives whose compensation is reported under "Executive Compensation – Summary Compensation Table" below, the Company's current executive officers, Gary Black and Robin Beery, and former executive officers, Girard Miller and Loren Starr, were the only executives who were employed in 2005 pursuant to written employment agreements. Such agreements and the employment arrangements with the other executives are described under "Employment and Change in Control Agreements with Executive Officers" below. As of January 1, 2006, only Gary Black continues to be employed under a written employment agreement.

              Base salaries.    The executive officers' salaries are shown in the "Salary" column of the "Summary Compensation Table" (as may be prorated or adjusted). The Committee takes into consideration a variety of factors in determining base salaries for executive officers, including:

  •
  the nature and responsibility of the position;

  •
  the experience and contribution of the individual executive;

  •
  to the extent available, salary norms for persons in similar positions at comparable companies; and

  •
  the recommendation of the Chief Executive Officer (except in the case of his own compensation).

Description of the Variable Compensation Program

              In 2005, the Committee, with advice and assistance from an independent compensation consultant and working with Company management, designed and implemented a new variable compensation program for executives and other employees which created a process for (i) funding bonus and long-term incentive pools, and (ii) determining individual bonuses and long-term incentive grants for executive officers and other eligible individuals. The variable compensation program provides that annually-determined Company performance goals and key strategic objectives are set by the Committee to establish the maximum amount of funding for the entire pool of variable compensation for eligible executives and employees, and also to establish the maximum possible payout per person for the applicable year. Individual performance is then considered in determining individual awards.

              Under the variable compensation program, the following three steps are taken by the Committee and the Company in connection with the award of annual incentive bonuses and long-term incentive awards to the executive officers named in the "Executive Compensation – Summary Compensation Table" in this Proxy Statement and for other key employees:

              (1) Setting Company performance goals and key strategic objectives.    In the first quarter of each fiscal year, the Committee, working with senior management and the Committee's compensation consultant, will set financial performance goals and certain key strategic objectives for the Company which will supplement the performance targets set in compliance with Section 162(m) (as described below under "Compliance with Section 162(m)"). The Committee will weigh each of the measurements as it deems appropriate for each fiscal year. The determination of bonus and long-term incentive awards for each executive will be based upon the performance and satisfaction of these measurements.

              (2) Setting bonus and long-term incentive targets.    In the first quarter of each fiscal year, the Committee will also establish annual bonus and long-term incentive target amounts for each executive subject to the conditions of payment as required by Section 162(m). Both a minimum performance threshold (below which no payment will be made) and a maximum payout amount are established.

              (3) Measuring performance.    Following the end of the fiscal year, the Committee will review the Company's actual performance against each of the performance goals and key strategic objectives established at the outset of the year to make its determination for the funding of annual bonus and long-term incentive awards. In determining the extent to which the pre-set measurements are met for a given fiscal year, the Committee will exercise its judgment on whether to reflect or exclude the impact of changes in accounting principles and extraordinary, unusual or infrequently occurring events reported in the Company's public filings. The Committee will then adjust individual executive's awards based upon the Committee's and management's assessment of individual performance and contribution during the fiscal year. The Committee has the overall discretion to grant annual bonus and long-term incentive awards to individual eligible executives above or below each individual's target amount. In addition, the Committee reserves the right to pay discretionary bonuses or long-term incentive awards to executive officers based on subjective considerations or extraordinary performance during the year.

Long-Term Incentives under the Variable Compensation Program

              As part of the implementation of the new variable compensation philosophy, the Committee also approved a new approach to long-term incentive compensation. The primary driver behind the changes is the Committee's objective of further enhancing the alignment between Company and employee performance and the creation of both corporate and fund shareholder value. Key elements of the new long-term incentive philosophy include:

  •
  designate a certain percentage of senior executives', portfolio managers' and senior sales leaders' total variable compensation in the form of long-term incentive awards;

  •
  align the executive's total variable compensation with both the Company's shareholders and Janus-affiliated mutual fund shareholders by granting long-term incentive awards with a mixture of three primary forms: restricted stock, stock options and Janus mutual fund units;

  •
  continue ownership requirements for executive officers of the Company and key employees of the Company's subsidiaries with respect to Company equity and Janus-affiliated mutual funds;

  •
  implement a four-year vesting schedule for all long-term incentive awards (subject to adjustments for new hires);

  •
  establish a Company financial performance measurement for the partial acceleration of vesting of long-term incentive awards; and

  •
  continue the seven (7) year life for stock options.

              General.    In determining the amount of individual awards, the Committee strives to strike a balance between the cost of the long-term incentive awards to the Company and providing a meaningful incentive to the recipient. To determine both aggregate and individual equity awards, the Committee: (i) considers individual long-term incentive targets established in the first quarter of the year; (ii) assesses the Company's actual performance against each of the performance goals and key strategic objectives established at the outset of the year to make its determination for the funding for long-term incentive awards; and (iii) adjusts the awards amounts to reflect an individual executive officer's contribution and performance. Stock option valuation models are utilized to calculate the value of each stock option to aid in sizing awards. In general, equity awards are intended to approximate a competitive long-term incentive opportunity in light of known awards by comparable companies.

              Mix of stock options, restricted stock and Janus mutual fund units.    The Committee's long-term incentive philosophy contemplates that long-term incentive compensation will generally take the form of a mix of stock options, restricted stock and Janus mutual fund units. Currently, the total value of a long-term compensation award will typically be broken down evenly between restricted stock, stock options and Janus mutual fund units. The Committee may in the future make adjustments to this mix of award types or approve different award types, such as restricted stock units or stock appreciation rights, as part of the overall long-term incentive award.

              Vesting of long-term incentive awards.    Long-term incentive awards will generally have a four-year vesting schedule, contingent upon the executive's continued employment with the Company or one of its subsidiaries. However, the scheduled vesting can be partially accelerated based on positive changes to the Company's full-year adjusted diluted earnings per share. However, for certain executives, vesting of all awards will be subject to performance-based vesting requirements that will be established to satisfy Section 162(m).

              Stock and Janus-affiliated mutual fund ownership.    As part of the current long-term incentive compensation philosophy, the Committee has established new Janus equity and mutual fund ownership guidelines for executive officers of the Company and key employees of Janus affiliates, including those named in the Summary Compensation Table. These officers and employees will be expected, over time, to acquire and hold positions in Janus equity and Janus-affiliated mutual funds equal in value to at least one to four times their base salary amounts in the aggregate, depending on their positions with the Company or its affiliates. The Committee believes that these ownership guidelines further enhance the alignment of executive and corporate and fund shareholder interests and thereby promotes the objective of increasing shareholder value.

              Stock options.    The Committee anticipates that stock options will continue to be granted with exercise prices equal to the market price of the Company's stock on the date of grant and will vest over four years, based on continued employment. Option grants will have a term of seven (7) years. The Committee has not granted, and will continue to not grant, stock options with exercise prices below the market price of the Company's stock on the date of grant and will not reduce the exercise price of stock options without shareholder approval.

              Periodic review.    The Committee intends to annually review the operation of the long-term incentive program (including the ownership guidelines) to be assured that its key elements continue to meet the Company's fundamental objective of enhancing the alignment of employee's interests with those of its corporate and Janus mutual fund shareholders.

Executive Compensation in 2005

              Base Salaries.    For 2005, the Committee took into account the contribution and scope of responsibility of each executive and the available market data and approved an increase in Robin Beery's base salary from $337,000 to $375,000, and an increase in Steve Scheid's base salary from $600,000 to $800,000. All of the other executive officers named in the "Executive Compensation – Summary Compensation Table" maintained the same base salary in 2005 as in 2004.

              Variable Compensation Program.    For fiscal 2005, the Committee established the following "Company Performance Goals" criteria:

  •
  adjusted operating margin; and

  •
  long-term net flows into the Janus-affiliated mutual funds.

              In addition, the Committee established the following "Key Strategic Objectives" for 2005:

  •
  leverage and expand the product line based on existing core competencies;

  •
  expand Janus' diversified distribution model to increase penetration in Janus' three core channels;

  •
  reinforce the brand by emphasizing Janus' unique, research-driven approaches to investing; and

  •
  enhance the alignment of employee and Janus interests.

              The Committee also decided in the first quarter of 2005 that the Company Performance Goals (collectively) and the Key Strategic Objectives (collectively) would be given equal weight for 2005 funding purposes.

              In early 2006, the Committee assessed the Company's performance relative to the 2005 Company Performance Goals and the Key Strategic Objectives. Based upon the Company's 2005 financial performance and its accomplishments under the 2005 Key Strategic Objectives, the Committee then determined with advice from the Committee's independent consultant, that 95% of target was an appropriate and reasonable rate to be applied to the variable compensation plan for purposes of funding. In accordance with this funding rate and based upon the individual's performance and contributions to the Company, the Committee awarded the named executive officers the bonus awards as set forth in the "Executive Compensation – Summary Compensation Table."

              For 2005 performance, the Committee granted 1,712,270 stock options and 743,512 shares of restricted stock under the Company's 1998 Long-Term Incentive Stock Plan and $21,190,107 worth of mutual fund units under the Amended and Restated Mutual Fund Share Investment Plan, with such grants including 173,103 stock options, 51,764 shares of restricted stock and $1,117,000 of mutual fund units for the named executive officers. Due to proxy statement disclosure rules, the long-term incentive awards granted to the named executive officers for their performance in 2005 will be shown in next year's proxy statement under the Summary Compensation Table.

2006 Executive Compensation

              Base Salaries.    For 2006, the Committee took into account the contribution and scope of responsibility of each executive and the available market data and approved an increase in Gary Black's base salary from $500,000 to $800,000. All of the other current executive officers named in the "Executive Compensation – Summary Compensation Table" will maintain the same base salary in 2006 as in 2005.

              Variable Compensation Program.    For fiscal 2006, the Committee established the following "Company Performance Goals" criteria:

  •
  adjusted operating margin; and

  •
  long-term net flows into the Janus-affiliated mutual funds.

              In addition, the Committee established the following "Key Strategic Objectives" for 2006:

  •
  maintain consistent strong investment performance with its Janus-affiliated mutual funds;

  •
  leverage and expand its product line based on existing core competencies;

  •
  expand Janus' diversified distribution channels;

  •
  strengthen Janus' brand recognition and overall image; and

  •
  enhance the alignment of employee and Janus interests.

              The Committee in January 2006 also decided that the Company Performance Goals and the Key Strategic Objectives will continue to be given equal weight for funding purposes.

Compensation of the Chief Executive Officer

              In connection with the transition of Steve Scheid to non-executive Chairman of the Board and Gary Black's promotion to Chief Executive Officer as of January 1, 2006, the Committee undertook an extensive review of both Mr. Scheid's compensation for 2005 and the structure and target amounts for Mr. Black's compensation package for 2006. In a formal two-meeting process, supplemented by a number of informal discussions, the Committee reviewed all components of Messrs. Scheid's and Black's compensation, including salary, bonus, and long-term incentive compensation, the benefit value to both Messrs. Scheid and Black and the cost to the Company of all perquisites and other personal benefits, and the actual projected payout obligations under several potential severance and change-in-control scenarios. The Committee also addressed the earnings and accumulated payout obligations under the Executive Income Deferral Program as Mr. Scheid has elected to participate in such program.

              At the first meeting, the Committee reviewed Mr. Scheid's goals and objectives, evaluated Mr. Scheid's performance in 2005, and compared his performance to his compensation targets. At the second meeting and without executive officers present, the Committee members, after having time between meetings to ask for additional information and to raise and discuss further questions, recommended for Board approval Mr. Scheid's variable compensation for 2005. The Committee also reviewed Mr. Black's goals and objectives for 2006 and approved Mr. Black's target variable compensation for 2006, consisting of a bonus award target of $4 million and a long-term incentive target of $2.7 million.

The components of Mr. Scheid's compensation for fiscal year 2005 are identified below under "Executive Compensation – Summary Compensation Table." In the process of reviewing each compensation component, the Committee worked with its independent consultant and the Company's human resources department to review information comparing Messrs. Scheid's and Black's compensation to other chief executive officers of comparable companies and also information showing the relationship between each management level of compensation within the Company. The comparisons included all components of compensation, both individually and in the aggregate.

              The Committee believes Mr. Scheid's strong leadership to the Company in 2005 was instrumental in the material improvements to the Company's financial performance, its reputation in the market, its adaptation to new corporate strategies and employee morale. In recognition of this leadership and his contributions to the Company, the Committee and the Board confirmed the intent to continue the vesting of Mr. Scheid's long-term incentive awards so long as he serves on the Board, and, if he is removed from the Board without cause, his long-term incentive awards will become fully vested. In addition, the Board confirmed that Mr. Scheid will be entitled to receive compensation in accordance with the Company's previously disclosed policies for director compensation, consistent with his capacity as the Company's non-executive Chairman. Moreover, Mr. Scheid will receive full health insurance coverage until the end of 2008 in accordance with his previously disclosed compensation arrangement and will be reimbursed for certain relocation expenses.

              The Committee intended that the design of the Chief Executive Officer total compensation package, including target awards, be aligned with the Company's performance and, as a result, with the Company's shareholders' interests. The Committee's independent compensation consultant reviewed the compensation package and indicated that he believed it was reasonable in his judgment. Based on this review, the Committee finds that Messrs. Scheid's and Black's (as well as the other named executive officers') total compensation, including potential severance and change-in-control payouts, individually and in the aggregate, to be reasonable and appropriate as well as being aligned with the interests of the Company's shareholders.

Compliance with Section 162(m)

              Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation greater than $1 million paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

              The policy of Janus with respect to the tax deductibility of executive compensation is to generally structure programs to achieve deductibility under Section 162(m). In order to ensure that bonuses and long-term incentives paid to executives subject to Section 162(m) will be deductible by the Company, the specified performance target(s) set for each fiscal year under the executive total variable compensation plan must be met. For fiscal year 2006, the performance criteria are those provided above under "2006 Executive Variable Compensation."

              The Committee will strive to preserve the deductibility of executive compensation under Section 162(m), but the Committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The Committee believes that shareholder interests are best served by not restricting the Committee's discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee may from time to time approve components of compensation for certain officers that are not deductible.

Performance Orientation

              The 2006 compensation philosophy and variable compensation program are intended by the Committee to assist the Company's strategy to directly tie a significant portion of compensation to the results of the Company and each individual's performance. We believe the enhanced emphasis on performance strengthens the alignment of the interests of our executive team as well as all Janus employees with those of our shareholders and fundholders.

Respectfully,

Members of the Compensation Committee

    G. Andrew Cox, Chairman
    Michael D. Bills
    Robert Skidelsky

EXECUTIVE COMPENSATION

Summary Compensation Table

              The following table contains information about the compensation that the Company paid to the individuals who served as its Chief Executive Officer, the four other most highly compensated executive officers of the Company and certain former officers of the Company (the "named executive officers") during 2003, 2004 and 2005 for services rendered to the Company.

										Long-Term Compensation Awards
		Annual Compensation
													Number of Securities Underlying Options
Name and Principal Occupation	Year	Salary		Bonus			Other Annual Compensation			Restricted Stock Awards ($)				All Other Compensation
Steven L. Scheid Chief Executive Officer (commencing April 20, 2004 until December 31, 2005)	2005 2004	$ $	800,000 413,000	$ $	2,400,000 760,000	(1) (1)	$ $	1,258,402 460,861	(2) (3)	$ $	1,233,302 800,013	(4) (4)	233,580 364,543	$ $	22,992 132,889	(5)
Gary D. Black President, Chief Investment Officer (commencing April 26, 2004; CEO as of January 1, 2006)	2005 2004	$ $	500,000 336,000	$ $	3,600,000 4,000,000		$ $	819,653 2,000,000	(6) (7)	$ $	666,602 4,700,007	(4) (4)	122,312 1,125,176	$ $	17,780 13,403	(5)
David R. Martin Executive Vice President, Chief Financial Officer (commencing June 6, 2005)	2005		$215,000		$825,000			$235,221	(8)		$550,005	(4)	94,937		$17,790	(5)
Robin C. Beery Executive Vice President, Chief Marketing Officer	2005 2004 2003	$ $ $	375,000 337,000 315,000	$ $ $	795,000 519,000 510,000		$ $ $	600,000 - -	(9)	$ $ $	200,007 - -	(4)	36,698 75,076 10,107	$ $ $	21,138 19,761 20,533	(5)
John W. Zimmerman Executive Vice President, Managing Director of Institutional Services (commencing June 1, 2004)	2005 2004	$ $	300,000 149,000	$ $	730,000 700,000		$ $	100,000 -	(10)	$ $	100,011 350,013	(4) (4)	18,349 50,652	$ $	14,610 11,010	(5)
Girard C. Miller Former Executive Vice President, Chief Operating Officer (officer until December 30, 2005)	2005 2004 2003	$ $ $	500,000 500,000 250,000	$ $ $	1,425,000 1,140,000 1,300,000	(1)	$ $ $	225,000 - -	(10)	$ $ $	225,002 - -	(4)	41,285 135,136 61,198	$ $ $	2,786,799 21,688 20,627	(11)
Loren M. Starr Former Senior Vice President, Chief Financial Officer (officer until July 3, 2005)	2005 2004 2003	$ $ $	214,000 425,000 425,000	$ $ $	- 600,000 680,000	(1)	$ $ $	108,400 - -	(10)	$ $ $	108,314 - -	(4)	19,872 90,091 9,149	$ $ $	3,235,016 20,026 20,840	(12)

(1)
A portion of Messrs. Scheid and Miller's 2005 bonuses and Messrs. Scheid and Starr's 2004 bonuses were voluntarily deferred as part of the Janus Income Deferral Program with such deferred amounts being credited with earnings based on the performance of selected Janus-affiliated mutual funds.

(2)
Other annual compensation in 2005 for Mr. Scheid includes personal use of Company aircraft of $3,973, a leased car of $13,210, a tax gross-up payment of $5,957, relocation costs of $1,862 and mutual fund units worth $1,233,400 which was deferred under a deferred compensation arrangement that is based on the performance of selected Janus-affiliated mutual funds and is subject to a performance-based vesting schedule that, if met, could trigger vesting up to 50 percent of the total award ("mutual fund units").
(3)
Other annual compensation in 2004 for Mr. Scheid includes personal use of Company aircraft of $125,502 and relocation costs of $167,158, among other items including a tax gross-up payment of $80,131, housing reimbursement of $75,040, and a leased car of $13,030.
(4)
The amounts shown represent the dollar value of the restricted stock awards on the date of grant. The 2005 awards for Messrs. Scheid, Black, Zimmerman, Miller and Starr and Ms. Beery are subject to a performance-based vesting schedule in order to comply with Section 162(m) and vest annually at a rate up to 50 percent of the total shares granted depending on the level of achievement of specified performance goals. The 2005 award for Mr. Martin vests ratably over four years. The 2004 award for Mr. Scheid vests ratably over four years provided that Mr. Scheid remain a member of the Board of Directors, while the 2004 award for Mr. Black is subject to a performance-based vesting schedule that may trigger vesting equal to 33 percent per year of the total shares granted. The vesting on all awards would accelerate earlier upon a change in control of the Company, and in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black. Each unvested share of restricted stock held by an executive is entitled to a cash dividend, which historically has been at the annual rate of $0.04 per share, and such shares also include the right to vote. For each of the persons named in the Summary Compensation Table, the following table sets forth (i) the value of the aggregate number and value of unvested restricted stock holdings (based on $18.57 per share, the closing market price of the Company's common stock on December 31, 2005), and (ii) the aggregate amount of cash dividends on unvested restricted stock received during fiscal year 2005:

Name	Grant Date	Number of Shares	Grant Date Market Value		Number of Shares and Value of Aggregate Restricted Stock Holdings at December 31, 2005	Dividends
Steven L. Scheid	3/4/2005 5/17/2004	82,661 54,833	$ $	14.92 14.59	123,785 / $ 2,298,687	$5,154
Gary D. Black	2/4/2005 4/29/2004	46,324 303,618	$ $	14.39 15.48	248,736 / $ 4,619,028	$9,949
David R. Martin	6/9/2005	36,137		$15.22	36,137 / $ 671,064	$1,445
Robin C. Beery	2/4/2005	13,899		$14.39	81,205 / $ 1,507,977	$3,417
John W. Zimmerman	2/4/2005 6/1/2004	6,950 21,526	$ $	14.39 16.26	21,301 / $ 395,560	$852
Girard C. Miller	2/4/2005	15,636		$14.39	50,872 / $ 944,693	$625
Loren M. Starr	2/4/2005	7,527		$14.39	-	-
(5)
The amounts shown include (i) a contribution to each officer's account under the Company ESOP of $7,035; (ii) a contribution to each officer's account under the Company's profit sharing plan of $7,035; and (iii) a contribution under the Company's 401(k) Plan for Messrs. Scheid, Black, Martin and Ms. Beery of $6,300, $2,000, $3,146 and $6,300, respectively. The amounts shown also include premiums on group term life insurance for Messrs. Scheid, Black, Martin, Zimmerman and Ms. Beery of $2,622, $1,710, $574, $540 and $768, respectively.

(6)
Other annual compensation in 2005 for Mr. Black includes personal use of Company aircraft of $18,777, housing reimbursement of $121,591, a tax gross-up payment of $12,485 and mutual fund units worth $666,800.

(7)
Other annual compensation in 2004 for Mr. Black includes mutual fund units worth $2.0 million, which was deferred under a deferred compensation arrangement that is based on the performance of selected Janus-affiliated mutual funds and vests ratably on December 31, 2004, 2005 and 2006, subject to certain performance criteria being met.
(8)
Other annual compensation in 2005 for Mr. Martin includes relocation costs of $235,221.
(9)
Other annual compensation in 2005 for Ms. Beery includes mutual fund units worth $200,000 and a separate award of mutual fund units worth $400,000, which was deferred under a deferred compensation arrangement that is based on the performance of selected Janus-affiliated mutual funds and which vested on February 1, 2006.
(10)
Represents mutual fund units with a performance-based vesting schedule designed to comply with Section 162(m).
(11)
Other compensation for Mr. Miller includes a contribution to his account under the Company ESOP of $7,035, a contribution under the Company's profit sharing plan of $7,035, a contribution under the Company's 401(k) Plan of $6,300 and premiums on group term life insurance of $2,622. See "Girard Miller – Transition Agreement" below, for a description of his severance benefits.
(12)
Other compensation for Mr. Starr includes a contribution to his account under the Company ESOP of $7,035, a contribution under the Company's profit sharing plan of $7,035, a contribution under the Company's 401(k) Plan of $6,300 and premiums on group term life insurance of $520. See "Loren Starr – Transition Agreement" below, for a description of his severance benefits.

Option Grants in Last Fiscal Year

              The table below describes stock options granted to the named executive officers during the 2005 fiscal year.

Name	Number of Securities Underlying Options Granted (1)		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	Grant Date Present Value (2)
Steven L. Scheid	233,580	(4)	15.38%	$14.92	3/4/2015	$1,233,302
Gary D. Black	122,312	(4)	8.06%	$14.39	2/4/2015	$666,600
David R. Martin	94,937	(3)	6.25%	$15.22	6/9/2015	$450,001
Robin C. Beery	36,698	(4)	2.42%	$14.39	2/4/2015	$200,004
John W. Zimmerman	18,349	(4)	1.21%	$14.39	2/4/2015	$100,003
Girard C. Miller (5)	41,285	(4)	2.72%	$14.39	2/4/2015	$225,003
Loren M. Starr (6)	19,872	(4)	1.31%	$14.39	2/4/2015	$108,302

(1)
The stock options granted in fiscal year 2005 had the following material terms: (i) a four-year vesting schedule for Mr. Martin, and for all others, performance-based vesting restrictions that if met, would trigger vesting up to 50 percent of the total award, and (ii) acceleration of vesting upon a termination of employment by the Company (other than for cause) or upon a change in control of the Company.
(2)
Valuation determined using the Black-Scholes option pricing model with the following assumptions: (i) market price per share of common stock equal to the per share exercise price of options; (ii) stock volatility of 30%; (iii) annualized risk-free interest rate of between 3.71% to 4.45%, (iv) expected life of five 1/2 years; and (v) annualized dividend yield of 0.30%.
(3)
Options granted under the Company's 2004 Employment Inducement Award Plan.
(4)
Options granted under the Company's 1998 Long-Term Incentive Stock Plan.
(5)
Converted to restricted stock pursuant to the terms of Mr. Miller's Transition Agreement which then were forfeited upon his termination of employment on January 3, 2006.
(6)
Forfeited upon his termination of employment on July 3, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

              The following table contains the number of shares of common stock underlying stock options held by each named executive officer as of December 31, 2005. Except for Loren Starr, no stock options were exercised in the 2005 fiscal year by any named executive officer.

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
	Number of Shares Acquired on Exercise
Name		Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Steven L. Scheid	-	$-	94,154	503,969	$308,873	$1,895,788
Gary D. Black	-	$-	375,059	872,429	$1,158,932	$2,829,126
David R. Martin	-	$-	-	94,937	$-	$318,039
Robin C. Beery	-		69,218	71,067	$181,738	$237,170
John W. Zimmerman	-		16,884	52,117	$39,002	$154,703
Girard C. Miller	-		-	-
Loren M. Starr	3,660	$3,660	-	-	$-	$-

(1)
Calculated by multiplying the difference between the fair market value of the shares of common stock underlying the options (using the average of the high and low trading price of the Company's common stock on December 30, 2005, resulting in a value of $18.57 per share), and the exercise price of the options by the number of shares of common stock underlying the options.

Equity Compensation Plan Information (as of December 31, 2005)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders
1998 Long Term Incentive Stock Plan, as amended	13,742,406	$18.39	2,936,022
Employee Stock Purchase Plan	n/a	n/a	3,605,438
2005 Long Term Incentive Stock Plan	-	-	15,000,000
Equity compensation plans not approved by security holders
2004 Employment Inducement Award Plan (1)	1,936,260	$15.04	1,812,588
Saving-Related Share Option Scheme (2)	-	-	498,884

Total	15,678,666		23,852,932

(1)
The 2004 Employment Inducement Award Plan only allows awards to be made to newly hired employees of the Company to induce them to become employed by the Company or its subsidiaries. Any award granted under the EIA Plan requires the issuance of a press release. The EIA Plan has not been approved by the Company's shareholders and is administered in accordance with NYSE rules.
(2)
The Saving-Related Share Option Scheme is a stock purchase plan for the Company subsidiaries' foreign employees that provides them an opportunity to purchase Company common stock after a period of time and in which the Company contributes an additional amount in the account.

Employment and Change in Control Agreements with Executive Officers

              Gary D. Black – Employment Agreement with Our Chief Executive Officer and Chief Investment Officer.    The Company entered into an employment agreement with Mr. Black on March 12, 2004, pursuant to which he has served as Chief Investment Officer and President of the Company through December 2005. Mr. Black became Chief Executive Officer of the Company on January 1, 2006 and remains the Company's Chief Investment Officer. The employment agreement has an initial term of three years subject to automatic renewal for additional one-year periods unless either party gives notice of non-renewal at least 90 days prior to the end of the term. The employment agreement provides for an annual base salary of $500,000 (which has been increased to $800,000 as of January 1, 2006), which will be reviewed by the Compensation Committee at least annually and may be increased from $500,000 but not decreased. Under the terms of the employment agreement, the Company made a one-time grant to Mr. Black of (i) restricted shares of Company common stock under the Janus Employment Inducement Plan ("EIA Plan"), valued at $4.7 million and vesting ratably over a three-year period, subject to satisfaction of certain performance criteria; (ii) an option to purchase shares of Company common stock under the EIA Plan, valued at $8.0 million, which will vest ratably over a three-year period; and (iii) a Management Incentive Mutual Fund Share award valued at $2.0 million to be invested in Janus-affiliated mutual funds and which will vest ratably over a three-year period (collectively, the "incentive awards"). The employment agreement also provides for the payment of (i) an annual bonus, which for calendar years 2004 and 2005 was to be no less than $4.0 million, subject to satisfaction of certain performance targets; (ii) a long-term incentive award, which for calendar years 2004 and 2005 was to be valued at not less than $2.0 million, subject to satisfaction of certain performance targets; and (iii) the payment of a one-time fund performance incentive, payable in shares of Janus-affiliated mutual funds, based on the performance of certain Janus mutual funds and separate accounts. Mr. Black is also entitled to participate in all other Company incentive programs and welfare benefit plans.

              In the event that the Company terminates Mr. Black's employment agreement other than for cause, death or disability (each as defined in the agreement), or if Mr. Black resigns for good reason (as defined in the agreement), the Company will pay to Mr. Black an amount equal to the sum of (i) Mr. Black's annual base salary through the date of termination; (ii) any earned but unpaid annual bonus with respect to the prior fiscal year; and (iii) severance compensation in an amount equal to the amount of annual salary and bonus that would have been paid to Mr. Black as if he had remained employed through the end of the initial three-year term of the employment agreement, or any renewals thereof, and as if he had attained all applicable performance targets with respect to the bonus payments. In addition, all unvested cash and equity long-term incentive award and other incentive awards shall immediately vest, remain exercisable for its term and/or be paid in full as if he had attained all applicable performance targets. The Company will also continue to provide benefits under the Company's welfare benefit plans to Mr. Black and his spouse and dependents through the end of the initial three-year term of the employment agreement, or any renewals thereof.

              Under the terms of Mr. Black's employment agreement, while employed by the Company and for a period of one year thereafter, Mr. Black will not (i) interfere with any relationship between the Company, or any affiliate of the Company, and any of its employees, consultants, agents or representatives; (ii) employ or attempt to employ or engage on behalf of any competitive business (as defined in the employment agreement), any employee, consultant, agent or representative of the Company or any affiliate of the Company, or any such person who was so employed or engaged within the six-month period immediately preceding Mr. Black's termination; (iii) solicit any investment advisory or investment management client of the Company or any affiliate of the Company, to which the Company or any affiliate of the Company shall have rendered service during the six-month period immediately preceding Mr. Black's termination; or (iv) divert or attempt to divert from the Company or any affiliate of the Company any business in which the Company or any affiliate of the Company has been actively engaged. As these restrictions are similar to other named executive officers, such restrictions will be referred to as the "Non-Solicitation Obligations" in this Proxy Statement.

              Steven L. Scheid – 2005 Compensation Arrangement with our Former Chief Executive Officer and Current Chairman.    Mr. Scheid did not have a written employment agreement or change in control agreement with the Company while employed. Pursuant to an oral agreement with the Company, Mr. Scheid received an annual base salary in 2005 of $800,000. Mr. Scheid participated in the 2005 variable compensation plan that provides for bonus and long-term incentive awards. He was also entitled to all welfare and retirement benefits offered to other senior executives of Janus. In recognition of his contributions to the Company in 2005, Mr. Scheid will receive full health insurance coverage through 2008 and will continue to vest in any outstanding long-term incentive awards so long as he serves on the Board of Directors. In the event that he is removed as a director without cause, any unvested long-term incentive awards will fully vest.

              Robin Beery, Girard Miller and Loren Starr – Employment Agreements in 2005.    The Company had employment agreements with Messrs. Starr and Miller and Ms. Beery, each with a term ending on December 31, 2005. As more fully described below, Messrs. Starr and Miller's employment agreements were terminated during 2005 and each was replaced with a transition agreement. Ms. Beery's employment agreement was terminated as of December 31, 2005 but she remains employed as the Company's Executive

Vice President and Chief Marketing Officer and is a valuable member of senior management. The 2005 annual base salaries for Messrs. Miller and Starr and Ms. Beery were $500,000, $425,000 and $375,000, respectively. The base salaries were reviewed by the Compensation Committee annually. In addition, the employment agreements provided for the payment of annual bonuses. The amount of the bonuses depended on the satisfaction of one or more performance measures determined by the Compensation Committee. The employment agreements also provided that these executive officers were entitled to participate in the Company's long-term incentive compensation arrangements, all other incentive programs and any of the Company's welfare benefit plans.

              In the event that the Company terminated any of these individuals' employment agreement other than for cause (as defined in the agreements), death or disability (as defined in the agreements), or if any such executive officer resigned for good reason (as defined in the agreements) during 2005, the Company would have been required to pay an amount equal to the sum of (i) the executive officer's annual base salary through the date of termination; (ii) any unpaid annual bonus with respect to the prior fiscal year; (iii) any accrued and unpaid vacation; (iv) a pro rata annual bonus for the portion of the year in which the date of termination occurs, based on the annual bonus for the prior year; and (v) an amount equal to three times the sum of (a) the executive officer's annual base salary and (b) his or her annual bonus for the prior year. The Company would have also been required to continue to provide benefits under the Company's welfare benefit plans to such executive officer and his or her spouse and dependents for a period of three years and any unvested incentive awards held by the executive officer as of the date of termination will vest and/or be paid in full and any stock options will remain exercisable for the remainder of their respective terms.

              David R. Martin, Robin Beery and John Zimmerman – Terms of Employment.    Although the Company does not have formal written employment agreements with Messrs. Martin and Zimmerman and Ms. Beery, the Company has agreed to certain terms for their continued employment.

              Mr. Martin is paid an annual base salary of $375,000 and an annual bonus at the discretion of the Company's Compensation Committee, with an annual bonus target of $875,000 and a guaranteed minimum of $650,000 for 2005. In June 2005, Mr. Martin was also granted a $550,000 restricted stock award and a $450,000 stock option award, subject to a four-year vesting schedule, under the EIA Plan. Mr. Martin is eligible to receive awards under the Company's long-term incentive plans with a target amount of $550,000 annually, which awards are subject to approval by the Company's Compensation Committee or Board of Directors. Following termination of employment by the Company (other than for cause) within the first two years of employment and subject to his execution of a legal release, Mr. Martin will receive a severance payment up to two years of his then-current base salary and his bonus incentive target, and all of his unvested stock and stock option awards granted under the EIA Plan will vest. Following termination of employment by the Company (other than for cause) on or after two years of employment and subject to his execution of a legal release, Mr. Martin will receive a severance payment up to 18 months of his then-current base salary and his bonus incentive target.

              Ms. Beery will be paid an annual base salary of $375,000 and an annual bonus at the discretion of the Company's Compensation Committee, with an annual bonus target of $855,000. Ms. Beery is also eligible to receive awards under the Company's long-term incentive plans with a target amount of $575,000 annually, which awards are subject to approval by the Company's Compensation Committee or Board of Directors.

              Mr. Zimmerman is paid an annual base salary of $300,000 and an annual bonus at the discretion of the Company's Compensation Committee, with an annual bonus target of $700,000. Mr. Zimmerman is also eligible to receive awards under the Company's long-term incentive plans with an annual target amount of $300,000, which awards are subject to approval by the Company's Compensation Committee or Board of Directors. Under the EIA Plan, Mr. Zimmerman was granted a $350,000 restricted stock award and a $350,000 stock option award, subject to a three-year vesting schedule, in June 2004. Following termination of employment by the Company (other than for cause or noticeable under-performance) and subject to his execution of a legal release, Mr. Zimmerman will receive a severance payment equal to one year of total target cash compensation and all of his unvested stock and stock option awards granted under the EIA Plan will vest. Upon a change in control of Janus, all of Mr. Zimmerman's unvested long-term incentive awards will vest in full.

              Any annual bonus payments and long-term incentive awards to Messrs. Martin and Zimmerman and Ms. Beery will be subject to the achievement of performance target levels under the applicable executive variable compensation plan in compliance with Section 162(m). In addition to the above compensation benefits, Messrs. Martin and Zimmerman and Ms. Beery are also entitled to all welfare and retirement benefits offered to other senior executives of Janus.

              Change in Control Agreements with Other Current Named Executive Officers.    Ms. Beery has entered into change in control agreement with the Company. The change in control agreement's term ends February 2008, which term extends for one year upon each anniversary unless a notice not to extend is given by the Company. If a "change in control" (as defined in the agreement) occurs during the term of an agreement, then the agreement becomes operative for a fixed three-year period.

              The agreement provides generally that Ms. Beery's terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the three-year period after a change in control. If the Company terminates Ms. Beery's employment (other than for cause, death or disability) or if the executive officer resigns for good reason (as defined in the agreement) during such three-year period, Ms. Beery will be generally entitled to receive (i) her base salary through the date of termination; (ii) any bonus with respect to the prior fiscal year calculated pursuant to her then-current employment agreement, or if none is in effect, then the Current Bonus (the "Current Bonus"); (iii) any accrued vacation; (iv) a pro rata portion of her Current Bonus for the year in which the date of termination occurs through the date of termination; (v) an amount equal to three times the sum of her annual base salary and Current Bonus; and (vi) continued welfare benefits and perquisites for three years. In addition, any unvested cash and equity long-term incentive awards or other incentive awards granted to Ms. Beery will immediately vest and/or be paid and any stock options will remain exercisable for the remainder of their respective terms. Under the terms of the change in control agreement, the Company is responsible for paying all legal fees and expenses reasonably incurred by Ms. Beery in any dispute concerning the interpretation or enforcement of the agreement plus interest. Notwithstanding the foregoing, the agreement provides that the Company is not obligated to pay any portion of any amount or distribution in the nature of compensation to or for the benefit of Ms. Beery otherwise due and payable under the agreement if that portion would cause any excise tax imposed by Section 4999 of the Code to become due and payable by her.

              Mr. Martin has also entered into a change in control agreement which is more fully described under "Change in Control Guidelines for Executive Officers" below. Mr. Zimmerman's unvested long-term incentive awards would vest upon a change in control.

              Loren M. Starr – Transition Agreement with our Former Chief Financial Officer.    On June 29, 2005, the Company and Mr. Starr entered into a Transition Agreement, whereby he resigned as Chief Financial Officer and principal financial officer of the Company. The Transition Agreement resulted in the termination of Mr. Starr's employment agreement and change in control agreement except for certain indemnification rights. Under the terms of this Transition Agreement, Mr. Starr received a cash payment of $3,175,000 and certain other benefits including participation in welfare benefit plans for a period of 36 months. Under the terms of his agreement, for a period of one year thereafter, Mr. Starr agreed to the Non-Solicitation Obligations (as described under the above subsection titled "Gary D. Black – Employment Agreement with Our Chief Executive Officer and Chief Investment Officer").

              Girard C. Miller – Transition Agreement with our Former Chief Operating Officer.    On August 5, 2005, Mr. Miller resigned from the Company as an officer on December 30, 2005 and as an employee as of January 3, 2006. The Transition Agreement results in the termination of Mr. Miller's Employment Agreement except for certain indemnification rights. Under the terms of the Transition Agreement, Mr. Miller remained with the Company until January 3, 2006 and was entitled to his base salary and a 2005 bonus payment ($1,425,000). In addition, the Company paid Mr. Miller transition compensation as follows: (i) payments totaling one year of total target compensation ($2.75 million), (ii) an exchange of all outstanding stock options for restricted stock with similar terms and vesting schedules, except an accelerated vesting date of December 30, 2005 for 10,200 shares, (iii) certain benefits including participation in welfare benefit plans through 2008, and (iv) the forfeiture of any long-term incentive awards that remain unvested on the separation date. Under the terms of his agreement, for a period of one year thereafter, Mr. Miller agreed to the Non-Solicitation Obligations (as described under the above subsection titled "Gary D. Black – Employment Agreement with Our Chief Executive Officer and Chief Investment Officer").

Executive Income Deferral Program

              Under the Janus Executive Income Deferral Program established in November 2004, the named executive officers and other executives of the Company and its affiliates may elect to defer payment of up to 50 percent of their base salary and all or a portion of their annual cash bonus (and commissions, if applicable). All compensation deferred under this plan is credited during the deferred period with the gains and losses of certain Janus-affiliated mutual funds selected by the participant. A participant's interest in the deferred compensation is payable only in cash in a single payment or in installments upon either a specified date (at least two years after the deferral), separation from service or retirement. The Janus Executive Income Deferral Program is designed and intended to comply with Section 409A of the Code. Messrs. Scheid and Miller each elected to participate in this deferral program in 2005.

Change in Control Guidelines for Executive Officers

              On December 27, 2004, the Board approved, as recommended by the Compensation Committee, certain change in control guidelines for senior executives of the Company (including the named executive officers), all portfolio managers of Janus mutual funds and certain executives of Company subsidiaries in order to provide the below mentioned severance benefits as a result of termination of employment (other than for cause) or a resignation for good reason within two years following a change in control. Upon entering into a definitive agreement, such eligible individuals will be entitled to the following severance benefits: (i) two times annual cash compensation earned in the 12 months immediately preceding the termination of employment (or if higher, in the 12 months immediately preceding the change in control); (ii) two times the value of the Company's contributions made on behalf of the executive officer to the Janus 401(k), Profit Sharing and ESOP in the 12 months prior to termination of employment (or if higher, in the 12 months prior to the change in control); (iii) continued medical, dental and vision insurance benefits for 24 months; (iv) outplacement services for three months; and (v) all unvested long-term incentive awards will vest in full immediately following the change in control, regardless if there is a termination of employment or resignation for good reason. The Company will make a gross-up payment (if necessary) to ensure that the eligible individual receives the after-tax benefit he or she would have received had the payments not been subject to the excise tax under Section 4999 of the Code.

              As of March 22, 2006, the only named executive officer who has entered into a new change in control agreement under the above guidelines is David Martin, and therefore no other named executive officer is entitled to the above severance benefits upon a change in control. Until such time as another named executive officer enters into a new change in control agreement, such officer remains subject to the terms of his or her existing agreement, if any, as described in the prior sections of this Proxy Statement.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

              Under SEC rules, shareholders intending to present a proposal at the 2007 Annual Meeting and have it included in our Proxy Statement must submit the proposal in writing to the General Counsel, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206. We must receive the proposal no later than December 23, 2006.

              Shareholders intending to present a proposal at the 2007 Annual Meeting but not include it in our Proxy Statement, and shareholders intending to nominate a person for election to the Board of Directors, must comply with the requirements set forth in the Company's Bylaws. The Bylaws require, among other things, that a shareholder must submit a written notice of intent to present such a proposal or to make such a nomination and set forth other information specified in the Bylaws. The notice must be received by our Secretary no more than 120 days and no less than 90 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive any such notice for the 2007 Annual Meeting no earlier than November 23, 2006, and no later than December 23, 2006. If the notice is received before November 23, 2006, or after December 23, 2006, it will be considered untimely and we will not be required to present the proposal or nominee for voting at the 2007 Annual Meeting. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

HOUSEHOLDING

              Under SEC rules, we are permitted to deliver a single set of any proxy statement, information statement, annual report and prospectus to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each shareholder will continue to receive a separate proxy card or voting instruction card.

              The Company is not householding this year for those shareholders who hold their shares directly in their own name. If you share the same last name and address with another Company shareholder who also holds his or her shares directly, and you would each like to start householding for the Company's annual reports, proxy statements, information statements and prospectuses for your respective accounts, then please contact us at Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, Attention: Assistant Corporate Secretary, (303) 333-3863.

              This year, some brokers and nominees who hold Company shares on behalf of shareholders may be participating in the practice of householding proxy statements and annual reports for those shareholders. If your household received a single proxy statement and annual report for this year, but you would like to receive your own copy this year, please contact us at Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, Attention: Assistant Corporate Secretary, (303) 333-3863, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another shareholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company's disclosure documents, please contact ADP Investor Communication Services and inform them of your request by calling them at (800) 542-1061, or contact your broker or nominee as described in the voting instruction card or other information you received from your broker or nominee.

              If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least thirty (30) days or more after receipt of your revocation.

APPENDIX A

JANUS CAPITAL GROUP INC.

INDEPENDENCE STANDARDS

A director is independent if the Board has made an affirmative determination that such director has no material relationship with the Company that would impair his or her independent judgment (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In the process of making such determinations, the Board will consider the nature, extent and materiality of the director's relationships with the Company and the Board will apply the following guidelines that are consistent with the independent requirements as defined under the NYSE Listing Standards. A director will be deemed not to be independent by the Board if the Board finds that within the last three years:

  a.
  A director is employed by the Company, or a director's immediate family member is employed by the Company as an executive officer, other than as an interim executive officer;

  b.
  A director or a director's immediate family member receives more than $100,000 during any twelve month period in compensation from the Company, other than director's fees, pension or other forms of deferred compensation that is for prior service and not contingent upon continued service, compensation for former service as an interim Chairman or CEO, or compensation received by an immediate family member for service as an employee below the level of executive officer;

  c.
  (i) A director or an immediate family member of the director is a current partner of a firm that is the Company's external auditor;

  (ii)
  a director is a current employee of a firm that is the Company's external auditor;

  (iii)
  a director has an immediate family member who is a current employee of a firm that is the Company's external auditor and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or

  (iv)
  a director or an immediate family member of the director was within the past three years (but no longer is) a partner or employee of a firm that is the Company's external auditor and personally worked on the Company's audit within that time;

  d.
  A director or a director's immediate family member is or has been employed as an executive officer by another entity whose compensation committee at the same time includes or included any present executive officers of the Company; or

  e.
  A director is currently employed, or a director's immediate family member is currently employed as an executive officer, by an entity (including a tax-exempt entity) that makes payments to, or receives payments from, the Company for goods or services (other than charitable contributions) in an amount that exceeds, in a single fiscal year, the greater of $1 million or two percent of that entity's consolidated gross revenues. (Former employment of a director or immediate family member shall not be considered in this particular test.)

With respect to (c) above, (i) prior to November 4, 2004, a one-year look back period will apply and (ii) if a director was independent upon application of the one year test but not deemed independent when the three year test is applied, then the Company has until after its first annual meeting after June 30, 2005 to take action in light of the director's change in status.

Additionally, the Company will disclose in its Annual Proxy Statement any charitable contributions to any charitable organization in which a director serves as an executive officer, if within the preceding three years, contributions, excluding matching gifts, in a single fiscal year exceeded the greater of $1 million or two percent of the charitable organization's consolidated gross revenues, and, in such case, the Board will consider the materiality of such contributions.

For purposes of this Appendix A, "immediate family member" includes a director's spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director's home; and "Company" includes any subsidiary in the consolidated group with the Company.

APPENDIX B

JANUS CAPITAL GROUP INC.

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

Amended and restated as of March 17, 2005

Status

The Audit Committee is a committee of the Board of Directors.

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, (4) the compliance by the Company with legal and regulatory requirements and (5) the monitoring of the Company's system of disclosure controls and system of internal controls over financial reporting.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation and Bylaws, it is not intended to establish by its own force any legally binding obligations. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission in the judgment of the Board. At least one member of the Audit Committee shall be a financial expert as defined by the Commission in the judgment of the Board. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the board on the recommendation of the Nominating and Corporate Governance Committee. Audit Committee members may be removed by a majority vote of the Board based on the recommendation of the Nominating and Corporate Governance

Committee. Any vacancy on the Audit Committee shall be filled by a majority vote of the Board based on the recommendation of the Nominating and Corporate Governance Committee.

A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

Responsibilities

1.
Select and retain (subject to approval by the Company's stockholders), and terminate when appropriate, the independent auditor, set the independent auditor's compensation, oversee the work of the independent auditor, pre-approve all audit services to be provided by the independent auditor, and oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

2.
Pre-approve all permitted non-audit services to be performed by the independent auditor and establish policies and procedures for the engagement of the independent auditor to provide permitted audit and non-audit services. Pre-approval for both audit and non-audit services may be delegated to the chair of the Audit Committee for services that arise between committee meetings, with any such delegated approval reported to the Audit Committee at its next meeting.

3.
At least annually, receive and review: (a) a report by the independent auditor describing the independent auditor's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, peer review or Public Company Accounting Oversight Board (PCAOB) review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (b) other required reports from the independent auditor.

4.
At least annually, consider the independence of the independent auditor, including whether the provision by the independent auditor or permitted non-audit services is compatible with independence, and obtain and review a report from the independent auditor describing all relationships between the auditor and the Company.

5.
Review with the independent auditor: (a) the scope and results of the audit; (b) any problems or difficulties that the auditor encountered in the course of the audit work, and management's response; and (c) any questions, comments or suggestions the auditor may have relating to the internal controls, and accounting practices and procedures, of the Company or its subsidiaries; and (d) all other items specified by Section 204 of the Sarbanes-Oxley Act.

6.
Review and approve the appointment and replacement of the outsourced internal audit service provider(s).

7.
Review, at least annually, the scope and results of the internal audit program, including then current and future programs of the Company's Internal Audit Department, procedures for implementing accepted recommendations made by the independent auditor, and any significant matters contained in reports from the Internal Audit Department.

8.
Review with the independent auditor, the Company's Internal Audit Department, and management: (a) the adequacy and effectiveness of the systems of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditor or management), accounting practices, and disclosure controls and procedures (and management report thereon), of the Company and its subsidiaries; and (b) current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

9.
Meet and review with management and the independent auditor the annual and quarterly financial statements of the Company, including: (a) the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations; (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) the items required by Statement of Auditing Standards 61 as in effect at that time in the case of the annual statements and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements.

10.
Recommend to the Board of Directors, based on the review described in paragraphs 4 and 8 above, whether the financial statements should be included in the annual report on Form 10-K.

11.
Review earnings press releases, as well as Company policies with respect to earnings press releases (including any pro forma and non-GAAP information), financial information and earnings guidance provided to analysts and rating agencies.

12.
Discuss Company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

13.
Review: (a) the status of compliance with laws, regulations, and internal procedures; and (b) the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and third parties as determined by the Audit Committee.

14.
Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's ethical compliance, accounting, internal controls and auditing matters, as well as for the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

15.
Establish policies for the hiring of employees and former employees of the outside auditor.

16.
Obtain the advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the Audit Committee, and receive appropriate funding from the Company, as determined by the Audit Committee, for the payment of compensation to any such advisors.

17.
Conduct an annual performance evaluation of the Audit Committee and annually evaluate the adequacy of its charter.

Meetings

The Audit Committee shall meet at least six times each year and at such other times as it deems necessary to fulfill its responsibilities. The Audit Committee shall maintain minutes of its meetings and records relating to those meetings. The Audit Committee shall periodically meet separately, in executive session, with management, the internal auditor and the independent auditor. The Audit Committee shall report regularly to the Board of Directors with respect to its activities and make recommendations to the Board of Directors as appropriate.

Report

The Audit Committee shall prepare a report each year for inclusion in the Company's proxy statement relating to the election of directors.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

March 22, 2006

Dear Shareholder:

        We cordially invite you to attend the Annual Meeting of Shareholders of Janus Capital Group Inc., which will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, on Tuesday, April 25, 2006, at 10:00 a.m.

        At the meeting, you will be asked to vote on proposals to elect three directors, ratify the selection of our independent auditors, and consider other business as may properly come before the meeting.

        Enclosed is a notice of the annual meeting, Proxy Statement and a proxy card, along with a copy of our Annual Report for the 2005 fiscal year.

        We encourage you to read the enclosed the Proxy Statement and vote promptly. Your vote is important. If you attend the Annual Meeting, you may vote in person even if you previously voted by proxy. Thank you for your interest and support.

Very truly yours,

Steven L. Scheid Chairman of the Board

PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
(Date, sign and return promptly in the postage-paid envelope enclosed)

(Tear Here)

JANUS CAPITAL GROUP INC.

PROXY

        This proxy confers discretionary authority as described and may be revoked in the manner described in the Proxy Statement dated March 22, 2006, receipt of which is hereby acknowledged.

Signature	Date	, 2006
Signature	Date	, 2006
Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual Meeting:
☐ Will attend ☐ Will not attend
(Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

JANUS CAPITAL GROUP INC.

PROXY

This proxy is solicited by the Board of Directors. Steven L. Scheid and Gary D. Black, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of Janus Capital Group Inc. stock entitled to be voted by the shareholder(s) signing this proxy at the Annual Meeting of Shareholders to be held on April 25, 2006, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. If no choice is specified, such proxies will vote "For" the nominees named hereon and "For" proposal 2.

1.	Election of three directors. Nominees: Michael D. Bills, Landon H. Rowland and Steven L. Scheid	2.	Ratify the selection of Deloitte & Touche LLP as independent auditors.
	☐ FOR all nominees except those indicated below:		☐ FOR ☐ AGAINST ☐ ABSTAIN

	☐ AGAINST all nominees
3.	Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

March 22, 2006

Dear Kansas City Southern ESOP Participant:

        Enclosed is your voting instruction card in connection with Janus Capital Group Inc.'s 2006 Annual Meeting of Shareholders to be held on Tuesday, April 25, 2006, which instructs Nationwide Trust Company, as Trustee of the Employee Stock Ownership Plan of Kansas City Southern (the "KCS ESOP"), on how to vote the shares of Janus Capital Group Inc. common stock allocated to your account under the KCS ESOP.

        Your card should be returned directly to UMB Bank, n.a., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience and before April 20, 2006.

        Regardless of how you choose to vote, your instruction is confidential. Janus Capital Group Inc. and Kansas City Southern will not have access to any information concerning any participant's voting instruction.

        Please note that the number of shares you may vote is the number of shares allocated to your account on February 27, 2006, the record date for the vote. This number of shares does not reflect additions or deletions since February 27, 2006. Nationwide Trust Company is responsible for voting the shares as it was the Trustee on February 27, 2006.

Nationwide Trust Company 98 San Jacinto Boulevard, Suite 1100 Austin, Texas 78701

(PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED)
(Date, sign and return promptly in the postage-paid envelope enclosed)

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE
UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN OF KANSAS CITY SOUTHERN

Signature	Date	, 2006
Please sign exactly as name appears.
(Continued on other side)

Janus Capital Group Inc.

Annual Meeting of Shareholders

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

        The 2006 Annual Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, on Tuesday, April 25, 2006, at 10:00 a.m. to:

  1.
  Elect three directors to the Board of Directors for three-year terms;

  2.
  Ratify the selection of Deloitte & Touche LLP as independent auditors;

  3.
  Transact such other business as may properly come before the meeting.

        The record date for determining shareholders entitled to vote at the Annual Meeting was the close of business on February 27, 2006. The accompanying Proxy Statement contains additional information regarding the matters to be acted on at the Annual Meeting.

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE
UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN OF KANSAS CITY SOUTHERN
(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of Janus Capital Group Inc. stock held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Shareholders to be held on April 25, 2006, or any adjournment thereof, as specified herein and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.
Election of three directors. Nominees: Michael D. Bills, Landon H. Rowland and Steven L. Scheid

  ☐ FOR all nominees except those indicated below:

  ☐ AGAINST all nominees

2.
Ratify the selection of Deloitte & Touche LLP as independent auditors.

  ☐ FOR            ☐ AGAINST            ☐ ABSTAIN

3.
Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the KCS ESOP participants.

March 22, 2006

Dear Janus Capital Group Inc. ESOP Participant:

        Enclosed is your voting instruction card in connection with Janus Capital Group Inc.'s 2006 Annual Meeting of Shareholders to be held on Tuesday, April 25, 2006, which instructs The Charles Schwab Trust Company, as Trustee of the Janus Capital Group Inc. 401(k), Profit Sharing and Employee Stock Ownership Plan (the "Janus ESOP"), on how to vote the shares of Janus Capital Group Inc. common stock allocated to your account under the Janus ESOP.

        Your card should be returned directly to UMB Bank, n.a., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience and before April 20, 2006.

        Regardless of how you choose to vote, your instruction is confidential. Janus Capital Group Inc. will not have access to any information concerning any participant's voting instruction.

        Please note that the number of shares you may vote is the number of shares allocated to your account on February 27, 2006, the record date for the vote. This number does not reflect additions or deletions since February 27, 2006.

The Charles Schwab Trust Company 425 Market Street, 7th Floor San Francisco, California 94015

(PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED)
(Date, sign and return promptly in the postage-paid envelope enclosed)

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO THE CHARLES SCHWAB TRUST COMPANY AS TRUSTEE OF THE JANUS CAPITAL GROUP INC. 401(K), PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

Signature	Date	, 2006
Please sign exactly as name appears.
(Continued on other side)

JANUS CAPITAL GROUP INC. ANNUAL MEETING OF SHAREHOLDERS

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

The 2006 Annual Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, on Tuesday, April 25, 2006, at 10:00 a.m. to:

  1.
  Elect three directors to the Board of Directors for three-year terms;

  2.
  Ratify the selection of Deloitte & Touche LLP as independent auditors;

  3.
  Transact such other business as may properly come before the meeting.

        The record date for determining shareholders entitled to vote at the Annual Meeting was the close of business on February 27, 2006. The accompanying Proxy Statement contains additional information regarding the matters to be acted on at the Annual Meeting.

CONFIDENTIAL VOTING INSTRUCTIONS TO THE CHARLES SCHWAB TRUST COMPANY AS TRUSTEE OF THE JANUS CAPITAL GROUP INC. 401(K), PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of Janus Capital Group Inc. stock held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Shareholders to be held on April 25, 2006, or any adjournment thereof, as specified herein and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of three directors. Nominees: Michael D. Bills, Landon H. Rowland and Steven L. Scheid	2.	Ratify the selection of Deloitte & Touche LLP as independent auditors.
	☐ FOR all nominees except those indicated below:		☐ FOR ☐ AGAINST ☐ ABSTAIN

	☐ AGAINST all nominees
3.	Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the Janus ESOP participants.

QuickLinks

PROPOSAL NO. 1 – ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2 – RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS
STOCK PERFORMANCE GRAPH
STOCK OWNERSHIP
EXECUTIVE OFFICERS OF THE COMPANY
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING
HOUSEHOLDING
JANUS CAPITAL GROUP INC. INDEPENDENCE STANDARDS
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER